AMENDMENT NO. 1 TO
AMENDED AND RESTATED
SEPARATION BENEFIT PLAN OF UNIT CORPORATION AND
PARTICIPATING SUBSIDIARIES

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Separation Benefit Plan of Unit Corporation and Participating Subsidiaries, dated as of November 1, 2021 (the “Plan”), is adopted, executed and agreed to effective as of March 1, 2022 (the “Amendment Date”), by Unit Corporation, a Delaware corporation (“Unit”).

WHEREAS, SPC Midstream Operating, L.L.C. (“SPC Midstream”), a wholly-owned subsidiary of Unit, is an Employing Company as defined in the Plan;

WHEREAS, effective March 1, 2022, the employees of SPC Midstream (the “Transferred Employees”) were transferred to Superior Pipeline Company, L.L.C. (“Superior”), a 50/50 joint venture between Unit and SP Midstream Investor, L.L.C. (“JV Partner”); and

WHEREAS, Unit and the JV Partner desire for the Transferred Employees to remain eligible to participate in the Plan;

WHEREAS, the Compensation Committee (“Committee”) of the Board of Directors of Unit is the Administrator of the Plan; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company to add Superior as an Employing Company under the Plan and remove SPC Midstream as an Employing Company under the Plan pursuant to this Amendment.

NOW, THEREFORE, in consideration of the foregoing the Plan is hereby amended as follows:

The definition of “SPC/Unit Drilling Employee” contained in Article II of the Plan is hereby deleted in its entirety and replaced with the following:

“SPC/Unit Drilling Employee” means each Eligible Employee who is an employee of Superior Pipeline Company, L.L.C. or Unit Drilling Company except that neither a MIP Employee nor a Divestiture Employee shall qualify as a General Employee.

EXECUTED as of this 9th day of March, 2022.
UNIT CORPORATION
By: /s/ Drew Harding
Drew Harding, General Counsel

Signature Page to Amendment No. 1 to
Amended and Restated Separation Benefit Plan of Unit Corporation and Participating Subsidiaries